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                                                                    EXHIBIT 23.5



         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated January 20, 1998 on the financial statements of Cadis, Inc. as of and for the year ended December 31, 1997 included in the Aspect Development, Inc./i2's Form 10-KSB for the year then ended, which is incorporated by reference in this registration statement on Form S-3.

                                                         /s/ ARTHUR ANDERSEN LLP


Denver, Colorado
June 8, 2001